UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2011

CNL Lifestyle Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51288	20-0183627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave. Orlando, Florida		32801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 2, 2011, Byron Carlock tendered his resignation as President and Chief Executive Officer of CNL Lifestyle Properties, Inc. (the “Company”) and as President and Chief Executive Officer of CNL Lifestyle Advisor Corporation, the Company’s advisor (the “Advisor”), effective as of August 31, 2011.

(c) In connection with Mr. Carlock’s announced resignation as President and Chief Executive Officer of the Company and the Advisor, on August 5, 2011, the Board of Directors of the Company appointed Thomas K. Sittema to serve as Chief Executive Officer and Stephen H. Mauldin to serve as President and Chief Operating Officer, respectively, of the Company, effective as of September 1, 2011. Separately, the board of directors of the Advisor appointed Mr. Sittema to serve as Chief Executive Officer, and Mr. Mauldin to serve as President and Chief Operating Officer, of the Advisor, effective as of September 1, 2011.

Mr. Sittema, age 52, is and since January 2011 has been the Chief Executive Officer of CNL Financial Group, LLC (“CNL”), the Company’s sponsor and the indirect parent of the Advisor, and will continue in those capacities upon the commencement of his services for the Company and the Advisor. Mr. Sittema joined CNL in October 2009 and prior to his appointment as chief executive officer of CNL was vice president. Mr. Sittema is and since October 2010 has been chairman and a member of the board of directors of Corporate Capital Trust, Inc., a non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, that is externally co-managed by CNL Fund Advisors Company, an affiliate of CNL, and KKR Asset Management LLC. Mr. Sittema has also been appointed to serve, effective as of September 1, 2011, as chief executive officer of CNL Properties Trust, Inc. (“CPT”), a newly formed corporation sponsored by CNL, that intends to operate as a REIT and that currently is conducting an initial public offering of common stock, as well as chief executive officer of CNL Properties Corp., CPT’s advisor. Prior to joining CNL, he served from 1982 to 2009 in various roles with Bank of America Corporation and predecessors, including NationsBank, NCNB and affiliate successors. Most recently prior to joining CNL, he served as managing director of real estate and lodging investment banking for Bank of America Merrill Lynch, having joined the real estate investment banking division of Banc of America Securities at its formation in 1994. Mr. Sittema graduated with a B.A. in Business Administration from Dordt College in 1980 and received an M.B.A. from Indiana University in 1982.

Mr. Mauldin, age 42, prior to his appointment as President and Chief Operating Officer of the Company and the Advisor, most recently served from July 2010 until March 2011 as chief executive officer, president and a member of the board of directors of Crosland, LLC, a privately-held real estate development and asset management company headquartered in Charlotte, North Carolina. Mr. Mauldin originally joined Crosland, LLC in 2006 and served as its chief financial officer from 2009 to 2010 and as president of Crosland’s mixed-use and multi-used development division prior to his appointment as chief financial officer. Prior to joining Crosland, LLC, Mr. Mauldin was a co-founder and served as a partner of Crutchfield Capital, LLC, a privately-held investment and operating company with a focus on small and medium-sized companies in the southeastern United States. Mr. Mauldin also has been appointed by the board of directors of CPT to serve as president and chief operating officer of CPT and by the board of directors of CNL Properties Corp. to serve as its president and chief operating officer, in each case effective as of September 1, 2011. Mr. Mauldin graduated with a B.S. in finance from The University of Tampa in 1990 and received an M.B.A. from the J.L. Kellogg Graduate School of Management at Northwestern University in 1996.

As in the case of all of the Company’s other executive officers, Mr. Mauldin will receive no salary, bonus, or other compensation from the Company and will be compensated by the Advisor pursuant to an employment contract to be entered into between Mr. Mauldin and the Advisor. Mr. Sittema will continue to be compensated by CNL in his capacity as chief executive officer of that entity and will receive no salary, bonus or other compensation from the Company or the Advisor. In connection with their appointments, Mr. Sittema and Mr. Mauldin will each enter into indemnification agreements with the Company on substantially the same terms as agreements previously entered into between the Company and its other executive officers, a representative copy of which is included as Exhibit 10.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed with the U.S. Securities and Exchange Commission (“SEC”).

Also on August 5, 2011, the Board of Directors of the Company appointed Joseph T. Johnson as Chief Financial Officer of the Company. Mr. Johnson, age 36, has served as Senior Vice President and Chief Accounting Officer of the Company since February 2007 and as the Company’s principal financial officer since April 9, 2011. Prior to his appointment as Senior Vice President and Chief Accounting Officer of the Company, Mr. Johnson served as Vice President of Accounting and Financial Reporting of the Company from July 2005, and from 2001 to 2005 with other affiliates of the Company and the Advisor. Mr. Johnson also serves as Senior Vice President and Chief Financial Officer of CPT as well as senior vice president and chief financial officer of CNL Properties Corp. Mr. Johnson is a certified public accountant and received a B.S. in Accounting in 1997 and an M.S. in Accounting in 1999 from the University of Central Florida.

For additional information concerning the relationships among the Company, the Advisor, CNL, CPT and officers and directors of the various entities and the risks which arise from those relationships, please refer to the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (including the sections captioned “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), the Company’s Proxy Statement dated April 29, 2011 relating to the Company’s 2011 Annual Shareholders Meeting (including the information regarding the Company’s executive officers in the sections captioned “Executive Compensation” and “Certain Relationships and Related Transactions”), and the Company’s Registration Statement on Form S-4 filed on July 8, 2011 (including the sections captioned “Risk Factors,” “The Advisor and the Advisory Agreement” and “Conflicts of Interest”).

On August 8, 2011, the Company issued a press release announcing Mr. Carlock’s resignation and Messrs. Sittema’s, Mauldin’s and Johnson’s appointments described above. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)

99.1	Press Release dated August 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2011	CNL LIFESTYLE PROPERTIES, INC.

/s/ Joseph T. Johnson
	Name:	Joseph T. Johnson
	Title:	Senior Vice President and Chief Financial Officer